UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 28, 2018

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Lake Robbins Drive, Suite 250 The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 675-2421

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 4, 2018, RiceBran Technologies (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting that on November 28, 2018, the Company completed the acquisition of substantially all the assets of Golden Ridge Rice Mills, LLC.

This Amendment No. 1 on Form 8-K/A amends and supplements Item 9.01 of the Original Report to provide the financial statements and pro forma financial information required under Items 9.01(a) and (b) of Form 8-K, which were excluded from the Original Report in reliance on the instructions to such items.    Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 and incorporated in this Item 9.01 by reference are the audited consolidated financial statements of Golden Ridge Rice Mills, LLC as of September 30, 2108, and December 31, 2017, and the related audited consolidated statements of operations and comprehensive loss, statements of stockholders’ equity, and statements of cash flow for the nine months ended September 30, 2018, and year ended December 31, 2017, together with the notes thereto and the report thereon.

(b)	Pro Forma Financial Information.

Filed as Exhibit 99.2 and incorporated in this Item 9.01 by reference are the unaudited pro forma consolidated financial statements of RiceBran Technologies as of September 30, 2018 and for the nine months ended September 30, 2018 and the year ended December 31, 2017.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP
99.1	Audited financial statements of Golden Ridge Rice Mills, LLC as of and for the nine months ended September 30, 2018, and as of and for the year ended December 31, 2017
99.2	Unaudited pro forma consolidated financial statements of RiceBran Technologies as of September 30, 2018 and for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: February 13, 2019	By:	/s/ Dennis Dykes
Dennis Dykes
Chief Financial Officer
(Duly Authorized Officer)